UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT TO FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03931

Clipper Fund, Inc.
(Exact name of registrant as specified in charter)

9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
(Address of principal executive offices) (Zip code)

James H. Gipson
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
(Name and address of agent for service)

Copy to:
Michael Glazer, Esq.
c/o Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(310) 683-6207

Registrant’s telephone number, including area code: 800-776-5033

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

Item 1: Reports to Stockholders

Page 12 of the shareholder report is replaced with the following information.

CLIPPER FUNDSM

SUPPLEMENTAL INFORMATION TO SEMI ANNUAL REPORT
DATED JUNE 30, 2004

Please replace the chart entitled “Change in Value of $10,000 Initial Investment” on page 12 of the Semi Annual Report to Shareholders dated June 30, 2004, with the revised chart set forth below. The chart was revised to reflect the cumulative dollar values as of June 30, 2004. We inadvertently used the December 31, 2003 data in compiling the cumulative dollar values for the Clipper FundSM, the S&P 500, and the Morningstar Large Value Funds Index in the original chart. Please retain the revised chart for future reference.

Performance Disclosure
Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and currently may be lower or higher than the performance data quoted above. The Fund’s total returns include reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.

While PFR believes that the Fund’s holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods. Because the Clipper Fund is non-diversified, the performance of each holding will have a greater impact on the Fund’s total return, and may make the Fund’s return more volatile than a more diversified fund. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

The S&P 500 Index is a broad-based unmanaged market value weighted measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. In addition, unlike the Fund, which periodically maintains a significant cash position, the S&P 500 is fully invested. The Morningstar Large Value Funds Index comprises those actively managed large value mutual funds monitored by Morningstar; the index is unmanaged and as of June 30, 2004, included 1,105 mutual funds. Investors cannot directly invest in an index.

August 20, 2004

Item 9: Submission of Matters to a Vote of Security Holders

Clipper Fund (the “Fund”) has adopted the following procedures by which shareholders may recommend nominees to the Fund’s Board of Directors. The Fund has a Nominating Committee comprised solely of persons who are not considered “interested persons” of the Fund within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Fund’s voting shares and has held such shares continuously for two years, and (b) is not an adverse holder. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Fund ‘s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Board of Directors.

Item 11: Exhibits

(a)(2)     Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CLIPPER FUND
By (Signature and Title)*	/s/ James H. Gipson James H. Gipson, Chairman & President
Date	August 20, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James H. Gipson James H. Gipson, Chairman & President
Date	August 20, 2004
By (Signature and Title)*	/s/ Michael Kromm Michael Kromm, Secretary & Treasurer
Date	August 20, 2004

* Print the name and title of each signing officer under his or her signature.

EXHIBIT 11(a)(2)

CERTIFICATIONS

I, James H. Gipson, certify that:

1.     I have reviewed this report on Form N-CSR of Clipper Fund, Inc.; and

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 20, 2004	/s/ James H. Gipson James H. Gipson Chairman & President

I, Michael Kromm, certify that:

1.     I have reviewed this report on Form N-CSR of Clipper Fund, Inc.; and

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 20, 2004	/s/ Michael Kromm Michael Kromm Secretary & Treasurer